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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 1, 2001
                                                          ---------------



                          HOOKER FURNITURE CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


               000-25349                       54-0251350
               ---------                       ----------
               (Commission                   (I.R.S. Employer
               File No.)                    Identification No.)


          440 East Commonwealth Blvd., Martinsville, Virginia     24112
          ----------------------------------------------------  ---------
         (Address of principal executive offices)               (Zip Code)


              Registrant's telephone number, including area code:

                                 (540) 632-2133
                                 --------------
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ITEM 5.   OTHER EVENTS

          On October 1, 2001, Hooker Furniture Corporation (the "Company") issued a press release announcing that the Company's Board of Directors had increased the Company's stock repurchase program by $2.2 million to a total of $3 million.

          The press release also announced the Company's results for the third quarter.

          The Company's press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          The following exhibits are filed as a part of this report:

            99.1    Press Release dated October 1, 2001

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                                    Signature
                                    ---------

       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HOOKER FURNITURE CORPORATION



                                   By:   /s/ E. Larry Ryder
                                         -------------------
                                         E. Larry Ryder
                                         Executive Vice President - Finance and
                                         Administration


Date:  October 1, 2001


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                                  EXHIBIT LIST
                                  ------------


Exhibit                       Description
-------                       -----------

99.1           Press Release dated October 1, 2001



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